Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25AA

TWENTY-NINTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Twenty-ninth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.    Customer desires to receive and CSG agrees to provide the Configuration Compare Report ("CCR") that will allow Customer to obtain compare reports from CSG that will document differences between Customer's production and test environments ("QTOK" and "PCOA") in order to keep the two (2) environments aligned.

2.   Therefore, Schedule C, "Recurring Services," of the Agreement is hereby amended by adding Configuration Compare Report ("CCR") as follows:

(a)  Schedule C, “Recurring Services” is amended to add the following to the list of Recurring Services:

Configuration Compare Report ("CCR")

(b)  Additionally, Schedule C, "Recurring Services," of the Agreement is further amended by adding CCR to "Recurring Services Description" as follows:

Configuration Compare Report (CCR).  Configuration Compare Report ("CCR") is a reporting tool that will allow Customer to receive daily reports downloaded by CSG so that that will support Customer's need to monitor data configuration differences between its production and test environments (QTOK and PCOA, respectively).  Information from the CCR will allow Customer to make billing system configuration decisions that will keep the production and test environments aligned.  The CCR will be accessed via an SFTP website.  The CCR will be generated daily via an Excel, comma delimited file, as follows:

CCR will be available no later than ***** **, central time, Monday through Friday (except holidays) and will include data for the current day plus the four (4) preceding days.  The CCR will provide data for the following fields: UDF, 9xx, DLP/DLQ-EAR

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

*** (*) reports for the daily reports will be provided to Customer to show (i) what is in the production environment that is not in the test environment and (ii) what is in the test environment that is not in the production environment.  The reports will contain the full record of data, not just exceptions or missing data, with an indicator of discrepancies so Customer will have the ability to identify the fields on the records that are not aligned.

3.    As a result, Schedule F, “Fees,” section entitled “CSG Services,” Section 1. entitled “Processing,” shall be amended to add a new subsection K. entitled “Charter Compare Report,” as follows:

K.  Charter Compare Report (CCR)

Description of Item/Unit of Measure	Frequency	Fee
Configuration Compare Report (CCR) (Note 1)
1. Implementation (Note 1)	*** *******	$********
2. ******* Maintenance and support (Note 2?)	*******	$********

Note 1:  Implementation shall be as set forth in that certain Statement of Work, "Configuration Compare Report (CCR) Implementation" (CSG document no. 2312811).

THIS AMENDMENT is executed on the day and year last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Joseph P. Murray	By: /s/ Peter E. Kalan
Title: VP Billing	Title: President, CEO
Name: Joseph P. Murray	Name: Peter E. Kalan
Date: 5-24-12	Date: 5/25/12